Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  July 14, 2004
                ________________________________________________
                                 Date of Report

                         21st Century Technologies, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)

Nevada                              000-29209                  48-1110566
________________________________________________________________________________
(State or other                (Commission File No.)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada

                                      89102
                                   __________
                                   (Zip Code)

                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS

The lawsuit entitled "James Mydlach, an individual, Richard Grob, an individual, Daniel Brailey, an individual, Plaintiffs, vs. Arland D. Dunn, an individual, Trident Technologies, Inc., a Nevada Corporation, Larry B. Bach, an individual, Twenty First Century Technologies, Inc., a Nevada Corporation, Does I through X and Roes I through X, Inclusive, Defendants." has been settled as a compromise of disputed claims without admission of liability on the part of either settling party. The agreement requires that the terms and conditions of the settlement remain confidential.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY TECHNOLOGIES, INC.
                                                (Registrant)


Dated;  July 14, 2004                   By: /s/ KEVIN ROMNEY
                                            ___________________________
                                                Kevin Romney
                                                Chief Executive Officer